                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2002

                         CLICKSOFTWARE TECHNOLOGIES LTD.
             (Exact Name of Registrant as Specified in Its Charter)



          Israel                     000-30827               Not applicable

(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)



                   34 Habarzel Street, Tel Aviv, Israel 69710

       (Address of Principal Executive Offices)           (Zip Code)


                                (972-3) 765-9400

              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 31, 2002, at a meeting of shareholders, the shareholders of the Company authorized the engagement of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu ("Brightman Almagor"), as the Company's new independent accountants.

As previously reported in the Company's Form 8-K submitted on October 28, 2002, the Company has determined to restate its financial statements for 2000 and 2001 and for the first six months of 2002. In connection with this restatement, the Company's audit committee recommended to the Company's shareholders that they engage Brightman Almagor as the Company's new independent accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ClickSoftware Technologies Ltd.
                                             (Registrant)


Date: January 2, 2003                        By: /s/ Shmuel Arvatz
                                                 -----------------
                                             Name: Shmuel Arvatz
                                             Title: Executive Vice President and
                                             Chief Financial Officer